2021 - Full Year Earnings Webcast February 14, 2022 Helena, Montana

Presenting Today 2 Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date of this document unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward- looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-K and 10-Q along with other public filings with the SEC. Bob Rowe CEO Crystal Lail Vice President & CFO Brian Bird President & COO

Solid Financial Results… • Net income of $186.8 million or $3.60 diluted earnings per share. o Non-GAAP EPS of $3.51 is within guidance range and a 4.8% increase over non-GAAP results in 2020. • Expected long-term EPS growth rate of 3% - 6% Record Capital Investment… • 2021 capital investment of nearly $435 million • 12% CAGR in capital investment over last 5 years (2017-2021) – We anticipate making a Montana electric rate filing in 2022 to recover significant investment since last test year (2017). • Expected long-term rate base growth rate of 4% - 5% Balance Sheet Strength… • Committed to maintaining investment grade ratings • November 2021 forward addresses equity needs into 2023 Ongoing Dividend Commitment… • Quarterly dividend increased 1.6% to $0.63 per share marking the 17th consecutive year of increases (a 5.6% CAGR since 2004). 2021 and Recent Highlights 3

Summary Financial Results 4 (1) (Full Year) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

Increase in utility margin due to the following factors: $ 25.1 Electric transmission (rates, demand and deferred revenue recognition) 17.1 Electric retail volumes 9.4 Prior period MPSC disallowance of supply costs 4.4 Electric QF liability adjustment 1.3 Natural gas retail volumes (5.3) Montana electric supply (1.2) Montana natural gas production rates (annual step down) 5.1 Other $ 55.9 Change in Utility Margin Impacting Net Income 5 Utility Margin (Full Year) (dollars in millions) Twelve Months Ended December 31, 2021 2020 Variance Electric $ 757.4 $ 704.2 $ 53.2 7.6% Natural Gas 189.4 188.3 1.1 0.6% Total Utility Margin $ 946.8 $ 892.5 $ 54.3 6.1% (1) $ (1.6) Change in Utility Margin Offset Within Net Income $ 54.3 Increase in Utility Margin (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure. (1)

Weather 6 (Full Year) We estimate overall unfavorable weather in 2021 resulted in a $1.1 million pretax detriment as compared to normal and a $8.7 million benefit as compared to 2020. Degrees Fahrenheit from Average

Increase in operating, general & administrative expense due to the following factors: $ 5.7 Labor and benefits 4.6 Generation maintenance 2.4 Technology implementation and maintenance 2.0 Litigation expense 1.6 Write off of preliminary construction costs 1.5 Insurance expenses (4.5) Uncollectible Accounts 1.7 Other miscellaneous $ 15.0 Change in OG&A Items Impacting Net Income Operating Expenses 7 (Full Year) (dollars in millions) Twelve Months Ended December 31, 2021 2020 Variance Operating & maintenance $ 208.3 $ 203.0 $ 5.3 2.6% Administrative & general 101.9 94.1 7.8 8.3% Property and other taxes 173.4 179.5 (6.1) (3.4%) Depreciation and depletion 187.5 179.7 7.8 4.3% Operating Expenses $ 671.1 $ 656.3 $ 14.8 2.3% $ (1.9) Change in OG&A Items Offset Within Net Income $ 13.1 Increase in Operating, General & Administrative Expenses $13.1

Operating to Net Income 8 (dollars in millions) Twelve Months Ended December 31, 2021 2020 Variance Operating Income $ 275.7 $ 236.2 $ 39.5 16.7% Interest expense (93.7) (96.8) 3.1 3.2% Other income, net 8.2 4.8 3.4 70.8% Income Before Taxes 190.2 144.2 46.0 31.9% Income tax (expense) / benefit (3.4) 11.0 (14.4) (130.9%) Net Income $ 186.8 $ 155.2 $ 31.6 20.4% (Full Year) $3.1 million decrease in interest expenses was primarily due to higher capitalization of AFUDC and lower FERC deferrals, partly offset by higher borrowings. $3.4 million increase in other income was primarily due to higher capitalization of AFUDC and higher interest income, partly offset by $2.1 million in items offset in operating expenses. Items offset in operating expenses include a $6.3 million increase in pension expenses and a $4.2 million increase in the value of deferred shares held in trust for non-employee directors compensation. $14.4 million increase in income tax expense was primarily due higher pre-tax income and lower flow-through repairs deductions in 2021.

Cash Flow 9 (Full Year) Cash from Operating Activities decreased by $132 million primarily due to: • $122M net increase in under collection of energy supply costs, which includes costs related to the February 2021 prolonged cold weather event ($80M electric and $42M natural gas); • A refund of approximately $20.5 million to our FERC regulated customers and approximately $6.1 to our Montana electric retail customers; and These reductions were offset in part by an improvement in net income. Funds from Operations increased by $36.5 million.

Non-GAAP Earnings 10 The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (Full Year)

2022 Earnings Bridge NorthWestern affirms 2022 earnings guidance range of $3.20 to $3.40 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of fixed cost recovery mechanism for Montana electric; • A consolidated income tax rate of approximately 0% to 3% of pre-tax income; and • Diluted shares outstanding of approximately 55.6 million to 56.2 million. • An increased, yet more sustainable, level of operating expenses, along with dilution from equity financing of capital investment, is expected to be partially offset by organic growth and rate recovery*. • Dividend payout ratio is expected to exceed 60%-70% targeted range for 2022. • We continue to target a long-term earnings per share growth rate of 3%-6% off a 2020 base year. * Rate recovery primarily a result of FERC formula rates and property tax trackers. Note: See “Detailed 2022 Earnings Bridge” slide in the Appendix for additional information. Guiding down to $3.20 to $3.40 primarily due to equity needed to support increased capital investment. 11

$2.4 billion of low-risk capital investment forecasted over the next five years to address grid modernization and renewable energy integration. This sustainable level of capex is expected to drive annualized rate base growth of approximately 4%-5%. We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances under existing forward contracts. Financing plans are subject to change and balance our intention to protect our current credit ratings. (targeting a 14%-15% FFO to Debt ratio) Capital Investment Forecast and Funding 12

De-risking the Montana Capacity Deficit NorthWestern has made significant progress to de-risk the capacity deficit between now and 2025. These near term capacity solutions allow time for clarity on Colstrip arbitration, further development in the western markets, and ongoing technological advances. We expect to submit an updated integrated resource plan by the end of 2022 or early 2023*, followed by an all-source competitive solicitation request for capacity available in 2026. * Due to the significant impact of our ownership in Colstrip Unit 4 to the capacity available in our portfolio, the outcome in the arbitration amongst the co-owners may affect the timing of the submission of this plan. 13

Conclusion 14 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

15 Appendix

Detailed 2022 Earnings Bridge 16 Assumptions included in the 2022 Guidance includes, but not limited to, the following major assumptions: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of the electric fixed cost recovery mechanism in Montana; • A consolidated income tax rate of approximately 0 to +3.0% of pre-tax income; and • Diluted average shares outstanding of approximately 55.6 million to 56.2 million. NorthWestern affirms its 2022 earnings guidance range of $3.20 - $3.40 per diluted share. Cash Tax Outlook We anticipate production tax and other credits to largely offset federal cash tax obligations into 2023. Effective Tax Rate Outlook Assuming no significant change in current tax legislation, we anticipate our effective tax rate to gradually increase to approximately 15% by 2026. * 2022 earnings drivers shown above are calculated using a 25.3% effective tax rate. The incremental tax impact line included above reflects anticipated changes in discrete tax items (such as tax repairs and meter deductions, production tax credits, and other permanent or flow-through items) from 2021 earnings to 2022 guidance. Appendix

Rate Base & Authorized Return Summary 17 Appendix (1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. Coal Generation Rate Base as a percentage of Total Rate Base Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 10 -14% of earnings from its jointly owned coal generation rate base.

Quarterly PCCAM Impacts 18 Appendix In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

Qualified Facility Earnings Adjustment 19 Appendix Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.

20 Appendix Additional materials for twelve month results

Income Tax Reconciliation 21 (Full Year) Appendix

Balance Sheet 22 Debt to Total Capitalization down from last year and remains within our targeted 50% - 55% range. Appendix

23 Segment ResultsAppendix (1) (1) (Full Year) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

24 Electric SegmentAppendix (1) (Full Year) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

25 Natural Gas SegmentAppendix (1) (Full Year) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

26 Appendix Additional materials for three month results

Summary Financial Results 27 (1) Appendix (Three Months Ended December 31) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

Utility MarginAppendix (Three Months Ended December 31) (dollars in millions) Three Months Ended December 31, 2021 2020 Variance(1) Electric $ 177.2 $ 170.8 $ 6.4 3.7% Natural Gas 55.7 56.8 (1.1) (1.9)% Total Utility Margin $ 232.9 $ 227.6 $ 5.3 2.3% Increase in utility margin due to the following factors: $ 9.4 Disallowance of prior period supply costs 3.8 Electric transmission (1.0) Electric retail volumes (1.0) Montana electric supply cost recovery (0.4) Electric QF liability adjustment (0.4) Natural gas retail volumes 0.8 Other $ 10.8 Change in Utility Margin Impacting Net Income (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure. $ (5.5) Change in Utility Margin Offset Within Net Income $ 5.3 Increase in Utility Margin 28

Weather 29 Appendix (Three Months Ended December 31) We estimate unfavorable weather for the 4th quarter 2021 has contributed approximately $5.2M pretax detriment as compared to normal and $0.5M pretax benefit as compared to the same period in 2020. Degrees Fahrenheit from Average

Operating Expenses 30 Appendix (Three Months Ended December 31) (dollars in millions) Three Months Ended December 31, 2021 2020 Variance Operating & maintenance $ 49.0 $ 55.6 $ (6.6) (11.9%) Administrative & general 22.3 17.5 4.8 27.4% Property and other taxes 35.1 42.7 (7.6) (17.8%) Depreciation and depletion 46.6 45.3 1.3 2.9% Operating Expenses $ 152.9 $ 161.1 $ (8.2) (5.1%) Decrease in Operating, general & admin expense due to the following factors: $ 2.6 Uncollectible accounts 2.0 Litigation expense 1.6 Generation maintenance 1.5 Insurance expense 0.9 Labor & benefits 0.4 Write off of preliminary construction costs 1.4 Other $ 10.4 Change in OG&A Items Impacting Net Income $ (12.2) Change in OG&A Items Offset Within Net Income $ (1.8) Decrease in Operating, General & Administrative Expenses $(1.8)

Operating to Net Income 31 Appendix (Three Months Ended December 31) $1.1 million increase in interest expenses was primarily due to higher borrowings. $11.5 million increase in other expense was due to a $12.1 million decrease in items offset in general and administrative expense, with no impact to net income. This decrease was partly offset by higher capitalization of AFUDC. $5.4 million increase in income tax expense was primarily due to higher pre-tax income in 2021 as well as lower flow-through repairs deductions and lower production tax credits. (dollars in millions) Three Months Ended December 31, 2021 2020 Variance Operating Income $ 80.0 $ 66.6 $ 13.5 20.3% Interest Expense (23.4) (24.5) 1.1 4.5% Other (Expense) Income, net (5.7) 5.8 (11.5) (198.3%) Income Before Taxes 50.9 47.8 3.1 6.5% Income Tax Benefit 0.4 5.8 (5.4) (93.1%) Net Income $ 51.3 $ 53.6 $ (2.3) (4.3%)

Income Tax Reconciliation 32 Appendix (Three Months Ended December 31)

Adjusted Non-GAAP Earnings 33 (Three Months Ended December 31) Appendix The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

34 Electric SegmentAppendix (1) (Three Months Ended December 31) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

35 Natural Gas SegmentAppendix (1) (Three Months Ended December 31) (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Explaining Utility Margin 36 (1) Utility Margin is a non-GAAP Measure. Appendix

Non-GAAP Financial Measures 37 Appendix

Non-GAAP Financial Measures 38 Appendix This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

39